UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54114	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Board of Directors Committee Appointments

The Board of Directors of Optex Systems Holdings, Inc. (the “Company”) appointed directors to the following committees on July 14, 2015, as a result of the recent election of directors as set forth in its Definitive Schedule 14C filed with the SEC on May 29, 2015. All directors appointed to the committees meet the definition of independence as set forth in the Nasdaq rules, and the directors appointed to the Audit Committee meet the additional definition of “independent” as set forth in Rule 10A-3 as promulgated under the Securities Exchange Act of 1934, as amended.

Committee Name	Chairman	Members
Audit Committee	Charles Trego	David Kittay and Kerry Craven
Compensation Committee	Owen Nacarrato	David Kittay and Kerry Craven
Nominating Committee	David Kittay	Kerry Craven, Owen Nacarrato and Charles Trego

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Danny Schoening
Danny Schoening
Title:	CEO

Date: July 20, 2015